SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               December 3, 2002


                  REGIONS ACCEPTANCE LLC (as Depositor under
              the Trust Agreement dated as of November 15, 2002).


            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-100339                51-0800861
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


417 20th Street North
Birmingham, Alabama                                           35203
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (205) 944-1300

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
             ------------

             Filing of Certain Agreements
             ----------------------------

     On December 3, 2002, Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as owner trustee of Regions Auto Receivables Trust 2002-1 (the "Issuer"), as issuer, and The Bank of New York (the "Indenture Trustee"), as indenture trustee, entered into an indenture dated as of November 15, 2002 (the "Indenture"). The Indenture is attached hereto as Exhibit 4.1.

     On December 3, 2002, Regions Acceptance LLC (the "Depositor"), as depositor, and Wachovia Bank of Delaware, National Association, as owner trustee, entered into an amended and restated trust agreement dated as of November 15, 2002 (the "Trust Agreement"). The Trust Agreement is attached hereto as Exhibit 4.2.

     On December 3, 2002, Regions Bank ("Regions"), as seller, master servicer, administrator and custodian, the Depositor, as depositor, the Issuer, as issuer, and the Indenture Trustee, as indenture trustee, entered into a sale and servicing agreement dated as of November 15, 2002 (the "Sale and Servicing Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 99.1.

     On December 3, 2002, the Issuer, Regions, as administrator, and the Indenture Trustee, as indenture trustee, entered into an administration agreement dated as of November 15, 2002 (the "Administration Agreement"). The Administration Agreement is attached hereto as Exhibit 99.2.

     On December 3, 2002, Regions, as seller, and the Depositor, as depositor, entered into a receivables purchase agreement dated as of November 15, 2002 (the "Receivables Purchase Agreement"). The Receivables Purchase Agreement is attached hereto as Exhibit 99.3.

     As described in the second paragraph of the Prospectus Supplement dated November 21, 2002 (the "Supplement") under the heading "Certain State Tax Consequences," Regions Bank previously applied for a ruling on behalf of the trust from the Alabama Department of Revenue (the "Alabama DOR") that the trust is not subject to the Alabama business privilege tax. Subsequent to the date of the closing, Regions Bank received an adverse letter ruling from the Alabama DOR. The letter ruling concluded that the trust will be subject to the Alabama business privilege tax. The consequences of being subject to the Alabama business privilege tax are described in the second paragraph of the Supplement under the heading "Certain State Tax Consequences".




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



     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits.

  (a) Not applicable.

  (b) Not applicable.

  (c) Exhibits:

      4.1       Indenture
      4.2       Trust Agreement
      99.1      Sale and Servicing Agreement
      99.2      Administration Agreement
      99.3      Receivables Purchase Agreement


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGIONS ACCEPTANCE LLC

                                   By: /s/ Ron Luth
                                       ----------------------------------------
                                       Ron Luth
                                       President

Dated: December 16, 2002


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


                                 EXHIBIT INDEX
                                 -------------



Exhibit No.             Description
-----------             -----------


4.1                     Indenture

4.2                     Trust Agreement

99.1                    Sale and Servicing Agreement

99.2                    Administration Agreement

99.3                    Receivables Purchase Agreement


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